UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number  811-08683

TANAKA Funds, Inc.

(Exact name of registrant as specified in charter)

777 West Putnam Avenue, Suite 300, Greenwich, CT 06830

(Address of principal executive offices)             (Zip code)

Greg Getts

Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights Ohio 44147

(Name and address of agent for service)

Registrant's telephone number, including area code:  877-482-6252

Date of fiscal year end:   November 30

Date of reporting period:  November 30, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. S 3507.

Item 1.  Reports to Stockholders.

ANNUAL SHAREHOLDER REPORT

November 30, 2025

TANAKA GROWTH FUND

TGFRX

ADDITIONAL INFORMATION

This annual shareholder report contains important information about the Tanaka Growth Fund - TGFRX (the “Fund”) for the period December 1, 2024 to November 30, 2025.

You can find additional information about the fund at https://tanaka.com/tanaka-growth-fund. You can also request this information by contacting us at 1-877-4-TANAKA.

expense Information

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment*

Tanaka Growth Fund	$231.00	1.95%

*Annualized

managment’s discussion of fund performance

The TANAKA Growth Fund gained 37.0% for its fiscal 2025 ending November 30th compared with gains of 16.8% for the Wilshire 2500 Growth index and 15.0% for the S&P 500. Mega Cap Tech and Artificial Intelligence continued to dominate market leadership during the year, and while the Fund benefited from holdings aligned with the AI infrastructure cycle, much of our outperformance was driven by small- and mid-cap stock picks in areas such as Health Care, Energy, Gold, and Critical Minerals. Performance was broad-based with three holdings up over 200%, eight up more than 40%, and ten up more than 20% during the fiscal year.

Two mid-cap Biotech stock picks were among the Fund’s top contributors, benefiting from strong commercial drug sales and positive clinical trial developments. Several metals and mining-related positions also contributed meaningfully to results, including a Gold producer that benefited from higher gold prices and the start-up of a new mine, Uranium holdings that gained amid rising demand for nuclear power, and a Critical Minerals company that secured large government and commercial contracts and is expanding its production capabilities. Our core Semiconductor and Semi Capital Equipment companies continued to play important roles in the AI infrastructure buildout while our Warehouse Automation holding remains a strong example of the productivity and cost efficiencies enabled by AI adoption. Partially offsetting these gains was a decline in an inverse S&P 500 ETF used as a market hedge, which we subsequently sold as markets recovered from the spring tariff-driven correction. In addition, one of our small-cap Biotech companies lagged following a clinical trial disruption, and our Consumer Staples and Financials positions underperformed the market as investor focus remained concentrated in Technology and AI.

As we enter the new year, our investment approach remains unchanged: focusing on companies with identifiable company-specific growth drivers that may be less dependent on broader market or macroeconomic conditions. We believe the continued growth of passive investing and increased market concentration are contributing to meaningful disconnects between stock prices and underlying fundamentals, particularly outside of Large Cap Technology. In our view, this environment creates a favorable backdrop for active investors like us to research and identify high-quality companies across sectors and market capitalizations that may be overlooked despite attractive long-term prospects.

Performance graph

TOTAL RETURNS FOR THE FISCAL PERIOD ENDED NOVEMBER 30, 2025

FUND/INDEX	ONE YEAR	FIVE YEAR	TEN YEAR	VALUE
Tanaka Growth Fund	37.02%	25.57%	12.90%	$33,660
Wilshire 2500 Growth Fund	16.84%	16.26%	16.77%	$47,117

Comparison of the Growth of a $10,000 Investment in the TANAKA Growth Fund, Class R and the Wilshire 2500 Growth Index

Past performance is not a good predictor of future performance. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Updated performance data current to the most recent month-end can be obtained at https://tanaka.com/tanaka-growth-fund or by calling 1-877-4-TANAKA.

Fund statistics

	PORTFOLIO	PORTFOLIO	ADVISORY FEES
NET ASSETS:	HOLDINGS:	TURNOVER:	PAID BY FUND:
$31,430,893	25	23.35%	$234,409

portfolio illustrations (% of total investments)

The following chart gives a breakdown of the Fund’s portfolio of investments as of November 30, 2025. Sectors are based on Global Industry Classification Standard.

Ttop ten holdings (% OF Net ASsets)

1.	Corcept Therapeutics, Inc.	13.20%
2.	Nuvation Bio, Inc.	10.73%
3.	Huntington Conservative Deposit Account	9.13%
4.	NVIDIA Corp.	7.86%
5.	United States Antimony Corp.	6.32%
6.	Symbotic Inc. Class A	6.00%
7.	Apple, Inc.	5.82%
8.	NexGen Energy Ltd.	5.41%
9.	Catalyst Pharmaceuticals, Inc.	3.92%
10.	Applied Materials, Inc.	3.11%
	Total % of Net Assets	71.50%

HOW HAS THE FUND CHANGED

The Fund has not had any material changes during the year ended November 30, 2025.

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Fund documents not be householded, please contact the Fund at 1-877-4-TANAKA, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Fund or your financial intermediary.

For additional information about the Fund, including its prospectus, financial information, holdings and proxy voting information, visit https://tanaka.com/tanaka-growth-fund or contact the Fund at 1-877-4-TANAKA.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Mr. David Fox is an audit committee financial expert. Mr. David Fox is independent for purposes of this Item 3. He has acquired his attributes through education and experience.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FY 2025 $ 14,500

FY 2024 $ 14,500

(b)	Audit-Related Fees

                     Registrant Adviser

FY 2025   $ N/A       $N/A

FY 2024     $ N/A      $N/A

Nature of the fees:

(c)	Tax Fees

                    Registrant     Adviser

FY 2025     $ 4,500         $N/A

FY 2024     $ 3,500         $N/A

Nature of the fees: Preparation of the Fund’s tax return.

(d)	All Other Fees

                  Registrant     Adviser

FY 2025    $ N/A         $N/A

FY 2024    $ N/A         $N/A

Nature of the fees:

(e)	(1) Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Fund's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Fund if the engagement relates directly to the operations and financial reporting of the Fund, and (v) receive the auditor's specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

                                                              Registrant Adviser

Audit-Related Fees: 0 %   N/A%

Tax Fees:                      0 %  N/A%

All Other Fees:       N/A% N/A%

(f)        During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

               Registrant      Adviser

FY 2025 $ 4,500         $ 0

FY 2024 $ 3,500         $ 0

(h)        The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i)        Not applicable.

(j)        Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments.

Not applicable – schedule filed with Item 7.

Item 7. Financial Statements and Financial Highlights for Open-End Management Companies.

TANAKA Growth Fund

ANNUAL FINANCIAL STATEMENTS

November 30, 2025

Fund Advisor:

Tanaka Capital Management, Inc.

777 West Putnam Avenue, Suite 300

Greenwich, CT 06830

Toll Free (877) 4TANAKA

TANAKA GROWTH FUND

Schedule of Investments
November 30, 2025

Shares		Value

COMMON STOCKS - 90.94%

Accident & Health Insurance - 2.91%
8,290	Aflac, Inc.	$ 914,470

Base Metals - 6.32%
325,000	United States Antimony Corp. *	1,985,750

Beverages - 0.52%
1,100	PepsiCo, Inc.	163,614

Biotech - 12.02%
45,000	Intellia Therapeutics, Inc. *	404,550
420,000	Nuvation Bio, Inc. Class A *	3,372,600
		3,777,150
Cigarettes - 1.73%
3,460	Philip Morris International, Inc.	544,881

Electronic Computers - 5.82%
6,563	Apple, Inc.	1,830,093

General Industrial Machinery & Equipment - 6.00%
22,500	Symbotic, Inc. Class A *	1,884,825

Investment Advice - 2.93%
16,875	The Carlyle Group, Inc.	920,194

Measuring & Controlling Device - 2.39%
5,253	Onto Innovation, Inc. *	752,019

Miscellaneous Metal Ores - 10.86%
16,500	Aura Minerals, Inc. (British Virgin Islands) #	661,650
6,500	Cameco Corp. (Canada) #	575,315
190,889	NexGen Energy Ltd. (Canada) # *	1,699,219
39,000	Uranium Energy Corp. *	478,530
		3,414,714
Pharmaceutical Preparations - 17.12%
52,598	Catalyst Pharmaceuticals, Inc. *	1,231,319
52,255	Corcept Therapeutics, Inc. *	4,149,047
		5,380,366
Radio & TV Broadcasting & Communications Equipment - 1.78%
3,323	Qualcomm, Inc.	558,563

Renewable Energy Equipment - 1.95%
130,000	Electrovaya, Inc. *	614,900

Retail-Catalog & Mail-Order Houses - 1.99%
2,680	Amazon.com, Inc. *	$ 625,030

Security Brokers, Dealers & Flotation Companies - 3.09%
7,960	Stifel Financial Corp.	971,120

Semiconductors & Related Devices - 10.96%
3,870	Applied Materials, Inc.	976,207
13,950	NVIDIA Corp.	2,469,150
		3,445,357
Services-Business Services - 0.98%
560	MasterCard, Inc. Class A	308,297

Services-Computer Programming, Data - 1.57%
760	Meta Platforms, Inc. Class A	492,442

TOTAL FOR COMMON STOCKS (Cost $9,009,704) - 90.94%		28,583,785

SHORT-TERM INVESTMENTS - 9.13%
2,868,487	Huntington Conservative Deposit Account 3.83% **	2,868,487
TOTAL FOR SHORT-TERM INVESTMENTS (Cost $2,868,487) - 9.13%		2,868,487

TOTAL INVESTMENTS (Cost $11,878,191) - 100.07%		31,452,272

LIABILITIES LESS OTHER ASSETS, NET - (0.07)%		(21,379)

NET ASSETS - 100.00%		$ 31,430,893

* Non-income producing securities during the period.
** The Conservative Deposit Account ("CDA") is a short-term investment vehicle in which the Fund holds cash balances. The
CDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount.The coupon rate shown represents the yield at November 30, 2025.
# Total value for foreign common stock is $2,936,184, representing 9.35% of net assets.
The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

Statement of Assets and Liabilities
November 30, 2025

Assets:
Investments, at Value (Cost $11,878,191)	$ 31,452,272
Receivables:
Dividends and Interest	12,045
Shareholder Subscriptions	17,711
Prepaid Expenses	11,508
Total Assets	31,493,536
Liabilities:
Due to Advisor	25,783
Shareholder Redemptions	2,181
Directors' Fees	2,450
Audit and Tax Fees	17,886
Custody Fees	917
Distribution (12b-1) Fees	7,109
Printing and Mailing Fees	2,226
Transfer Agent and Fund Accounting Fees	1,825
Miscellaneous Fees	2,266
Total Liabilities	62,643
Net Assets	$ 31,430,893

Net Assets Consist of:
Paid-In Capital	$ 8,368,908
Distributable Earnings	23,061,985
Net Assets, for 467,508 Shares Outstanding	$ 31,430,893

Net Asset Value and Offering Price Per Share	$ 67.23

Minimum Redemption Price Per Share ($67.23*0.98) (Note 7) (a)	$ 65.89

(a) A minimum redemption fee of 2% is imposed in the event of certain redemption transactions occuring within 5 days of purchase.

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

Statement of Operations
For the year ended November 30, 2025

Investment Income:
Dividends	$ 154,292
Interest	19,934
Total Investment Income	174,226

Expenses:
Advisory	234,409
Distribution (12b-1) Fees	58,602
Transfer Agent and Fund Accounting	36,805
Administrative	23,441
Audit and Tax	19,387
Legal	18,267
Registration	17,135
Printing and Mailing	14,801
Directors' Fees	10,140
Insurance	9,687
Miscellaneous	9,520
Custody Fees	6,078
Total Expenses	458,272

Net Investment Loss	(284,046)

Realized and Unrealized Gain on Investments and Foreign Currency Transactions:
Net Realized Gain on Investments and Foreign Currency Transactions	4,174,686
Net Change in Unrealized Appreciation on Investments and Foreign Currency Transactions	4,108,877
Realized and Unrealized Gain on Investments and Foreign Currency Transactions:	8,283,563

Net Increase in Net Assets Resulting from Operations	$ 7,999,517

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

Statements of Changes in Net Assets

	Year Ended	Year Ended
	11/30/2025	11/30/2024
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (284,046)	$ (265,843)
Net Realized Gain on Investments and Foreign Currency Transactions	4,174,686	3,178,916
Net Change in Unrealized Appreciation on Investments and Foreign Currency Transactions	4,108,877	3,057,464
Net Increase in Net Assets Resulting from Operations	7,999,517	5,970,537

Total Distributions Paid to Shareholders
Realized Gains	(1,390,144)	-
Return of Capital	-	-
Total Distributions	(1,390,144)	-

Capital Share Transactions (Note 7)	1,549,672	(3,529,603)

Total Increase	8,159,045	2,440,934

Net Assets:
Beginning of Year	23,271,848	20,830,914

End of Year	$ 31,430,893	$ 23,271,848

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

Financial Highlights
Selected data for a share outstanding throughout each year.

	Years Ended
	11/30/2025	11/30/2024	11/30/2023	11/30/2022		11/30/2021

Net Asset Value, at Beginning of Year	$ 52.37	$ 39.51	$ 29.65	$ 40.09		$ 24.71

Income From Investment Operations:
Net Investment Loss *	(0.63)	(0.56)	(0.35)	(0.37)		(0.64)
Net Gain (Loss) on Securities (Realized and Unrealized) ****	18.65	13.42	10.24	(7.42)		16.02
Total from Investment Operations	18.02	12.86	9.89	(7.79)		15.38

Distributions:
Realized Gains	(3.16)	-	(0.03)	(2.65)		-
Return of Capital	-	-	-	-	†	-
Total from Distributions	(3.16)	-	(0.03)	(2.65)		-

Redemption Fees ***	-	-	-	-		-	†

Net Asset Value, at End of Year	$ 67.23	$ 52.37	$ 39.51	$ 29.65		$ 40.09

Total Return **	37.02%	32.55%	33.41%	(20.58)%		62.24%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 31,431	$ 23,272	$ 20,831	$ 15,465		$ 22,638
Before Waivers or Recoupments
Ratio of Expenses to Average Net Assets	1.95%	1.99%	2.15%	2.14%		1.98%
Ratio of Net Investment Loss to Average Net Assets	(1.21)%	(1.26)%	(1.08)%	(1.19)%		(1.37)%
After Waivers or Recoupments
Ratio of Expenses to Average Net Assets	1.95%	1.99%	2.15%	2.14%		2.19%
Ratio of Net Investment Loss to Average Net Assets	(1.21)%	(1.26)%	(1.08)%	(1.19)%		(1.58)%
Portfolio Turnover	23.35%	15.04%	8.60%	7.65%		37.50%

* Per share net investment loss has been determined on the basis of average shares outstanding during the year.
** Assumes reinvestment of dividends, if any.
*** The Fund will impose a 2.00% redemption fee on shares redeemed within 5 days of purchase.
**** Realized and unrealized gains per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not accord with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
† Amount less than $0.005 per share.
The accompanying notes are an integral part of these financial statements.

TANAKA Growth Fund

Notes to Financial Statements

November 30, 2025

NOTE 1. ORGANIZATION

The TANAKA Growth Fund (the "Fund") was organized as a series of TANAKA Funds, Inc., a Maryland corporation (the "Company") on November 5, 1997; the Fund commenced operations on December 30, 1998. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The Fund's investment objective is to provide growth of capital. The Investment Advisor of the Fund is Tanaka Capital Management, Inc. (the "Advisor").

NON-DIVERSIFICATION RISK: As a non-diversified fund, the Fund may invest larger positions in small number of companies of its total assets. The Fund's performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. The Fund's performance may be affected disproportionately by the performance of relatively few stocks. In addition, the volatility of the Fund may be greater than the overall volatility of the market.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Securities Valuations - All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as “regulated investment companies” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2022-2024) or expected to be taken in the Fund’s 2025 tax returns. The Fund identifies its major tax jurisdiction as U.S. Federal, however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended November 30, 2025, the Fund did not incur any interest or penalties.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income less foreign taxes withheld is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders which are determined in accordance with income tax regulations and are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from its ultimate treatment for federal income tax purposes. These differences are caused by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Foreign Currency - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents – The Fund considers all highly liquid debt instruments having original maturities of three months or less at the date of purchase to be cash equivalents. The Fund may, during the ordinary course of business, maintain account balances with banks in excess of federally insured limits. The Fund has not experienced losses on these accounts, and management believes that the Fund is not exposed to significant risks on such accounts.

NOTE 3. SECURITIES VALUATIONS

Processes and Structure

The Fund’s Board of Directors (the “Board”) has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has designated the Advisor as the valuation designee in accordance with Rule 2a-5 of the Investment Company Act of 1940.

Fair Value Pricing – Under certain circumstances, the Advisor will use its best efforts to arrive at the fair value of a security held by the Fund under all reasonably ascertainable facts and circumstances. The Advisor must prepare a report for the Board not less than quarterly containing a complete listing of any securities for which fair value pricing was employed and detailing the specific reasons for such fair value pricing. The Fund has adopted written policies and procedures to guide the Advisor with respect to the circumstances under which, and the methods to be used, in fair valuing securities.

The Fund invests the majority of its assets in frequently traded exchange listed securities of domestic issuers with relatively liquid markets and calculates its NAV as of the time those exchanges close. However, the Fund may invest in securities on foreign exchanges or in illiquid or restricted securities. Accordingly, there may be circumstances under which the Fund would hold a security that would need to be fair value priced. Examples of when it would be likely that the Fund security would require fair value pricing include but are not limited to: if the exchange on which a portfolio security trades were to close early; if trading in a particular security were to be halted on an exchange and did not resume trading prior to calculation of NAV; if a significant event that materially affected the value of a security were to occur after the securities’ exchange had closed but before the Fund’s NAV had been calculated; and if a security that had a significant exposure to foreign operations was subject to a material event or occurrence in a foreign jurisdiction in which the company had significant operations.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•	Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2. Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•	Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions that a market participant would use in valuing the asset or liability at the measurement date, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (Domestic and Foreign common stock) - Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship, and are categorized in Level 2.

Fixed income securities (convertible bonds) - The fair value of fixed income securities is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (when observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Although most fixed income securities are categorized in Level 2 of the fair value hierarchy, in instances when lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Short term investments - Short term investments are valued using amortized cost, which approximates fair value. These securities will be categorized in Level 1 of the fair value hierarchy. Money market funds are valued at their net asset value of $1 per share and are categorized in Level 1.

The following table summarizes the inputs used to value the Fund's assets measured at fair value as of November 30, 2025:

Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 28,583,785	$ -	$ -	$ 28,583,785
Short-Term Investments	2,868,487	-	-	2,868,487
	$ 31,452,272	$ -	$ -	$ 31,452,272

*Industry classifications for these categories are detailed in the Schedule of Investments.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund retains the Advisor to manage the Fund's investments and act as Administrator to the Fund. The Advisor was organized as a Delaware corporation in 1986. Graham Y. Tanaka, portfolio manager and President of the Advisor, and Benjamin Bratt, portfolio manager and Treasurer, are primarily responsible for the day-to-day management of the Fund's portfolio. Certain officers of the Advisor serve as director and officers of the Fund.

Under the terms of an Investment Advisory Agreement, (the "Advisory Agreement"), the Advisor manages the Fund's investments subject to approval by the Board. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. For the year ended November 30, 2025, the Advisor earned a fee of $234,409 from the Fund. At November 30, 2025, the Fund owed the Advisor $23,388 for management fees.

Pursuant to a written expense limitation agreement, the Fund's Adviser has agreed to waive or limit its fees and assume other expenses of the Fund (excluding interest, taxes, brokerage commissions and other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses), so that the Fund’s ratio of total annual operating expenses is limited to 2.45% for Class R shares. The expense limitation agreement is effective on an annual basis and may be terminated only by the Board of Trustees by providing 90 days notice, or if the Adviser ceases to serve as adviser to the Fund. The Adviser is entitled to reimbursement of fees waived or expenses assumed subject to the limitations that (i) the reimbursements is made for fees waived or expenses incurred not more than three years prior to the date of the reimbursement and (ii) the reimbursement may not be made if it would cause the Fund’s annual expense limitation to be exceeded for Class R Shares. Further, any recoupments will be subject to any lower expenses limitations that have been later implemented by the Board. As of the year ended November 30, 2025, there are no previously reimbursed fees available for recoupment.

Under the terms of the Administrative Agreement, the Advisor will provide administrative services which are necessary for the day-to-day operations of the Fund. As compensation for the administrative services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.10% of the first $50 million in average daily net assets of the Fund. For the year ended November 30, 2025, the Advisor earned a fee of $23,441 from the Fund under the Administrative Agreement. At November 30, 2025, the Fund owed the Advisor $2,395 for administrative fees.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for each class of shares authorized (each such plan, a "Distribution Plan") as amended and approved on December 14, 2020. The Fund is obligated to pay a fee computed and accrued daily at an annual rate not greater than 0.25% of the average daily net assets. The 12b-1 fees are paid to brokers, dealers and other financial institutions, including the investment adviser to the Fund, (collectively, the “Service Organizations”) for services in connection with sales of shares of the Fund. Total fees incurred under the Distribution Plan for the year ended November 30, 2025, were $58,602. For the year ended November 30, 2025, the Advisor received 12b-1 fees of $36,309 that were used by the Advisor to cover allowable expenses under the Distribution Plan.

NOTE 5. SEGMENT REPORTING

The Fund is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by the investment manager to make investment decisions, and the results of the operations, as shown in the statements of operations and the financial highlights for the Fund is the information utilized for the day-to-day management of the Fund. The Fund is party to the expense agreements as disclosed in the notes to the financial statements and resources are not allocated to the Fund based on performance measurements. Due to the significance of oversight and their role, the Advisor is deemed to be the Chief Operating Decision Maker.

NOTE 6. INVESTMENTS

For the year ended November 30, 2025, purchases and sales of investment securities, excluding short-term investments were as follows:

Amount
Purchases	$ 5,450,387
Sales	$ 8,401,688

NOTE 7. CAPITAL SHARES

The Company is authorized to issue up to 250,000,000 shares of common stock, par value $0.01 per share, of which it currently has allocated 150,000,000 shares to the Fund. Capital share transactions for the years ended November 30, 2025 and 2024, respectively, were as follows:

	Year Ended 11/30/25		Year Ended 11/30/24
	Shares	$ Amount	Shares	$ Amount
Shares sold	52,399	$ 3,165,155	38,697	$ 1,623,391
Shares reinvested	28,906	1,354,267	-	-
Shares redeemed	(58,191)	(2,969,750)	(121,499)	(5,152,994)
Net increase (decrease)	23,114	$ 1,549,672	(82,802)	$ (3,529,603)

For the year ended November 30, 2025, the shares redeemed amounts include account servicing fees of $2,233 which were used to offset Transfer Agent fees on the Statement of Operations.

Shareholders will be subject to a Redemption Fee on redemptions and exchanges equal to 2.00% of the net asset value of Fund shares redeemed within 5 days after their purchase. For the years ended November 30, 2025 and 2024, no redemption fees were collected from shareholder transactions.

NOTE 8. TAX MATTERS

As of November 30, 2025, unrealized appreciation (depreciation) and cost of investment securities on a tax basis, were as follows:

Gross unrealized appreciation on investment securities	$ 19,606,449
Gross unrealized depreciation on investment securities	(32,368)
Net unrealized appreciation on investment securities	$ 19,574,081

Tax Cost of investment securities *	$ 11,878,191

* Includes short-term investment.

The Fund’s distributable earnings on a tax basis are determined only at the end of each fiscal year. As of November 30, 2025, the Fund’s most recent fiscal year-end, the components of distributable earnings on a tax basis were as follows:

Unrealized Appreciation	$19,574,081
Ordinary Late Year Losses	(262,271)
Undistributed Ordinary Income	970,096
Undistributed Capital Gains	2,780,079
Total Distributable Earnings, Net	$23,061,985

Under current tax law, net capital losses realized after October 31 and net ordinary losses incurred after December 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Fund’s carryforward losses, post-October losses and late year losses are determined only at the end of each fiscal year. As of November 30, 2025, the Fund elected to defer ordinary late year losses as indicated in the chart below.

Ordinary Late Year Losses Deferred	$ 262,271

As of November 30, 2025, the Fund recorded permanent book/tax differences of $90,888 from distributable earnings (a decrease to distributable earnings) to paid-in-capital (an increase to paid-in-capital) due to the current year utilization of earnings and profits distributed to shareholders on redemption of shares and prior year distributions.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2025, the Fund did not have any capital loss carryforwards.

No distributions were paid by the Fund for the year ended November 30, 2024.

For the year ended November 30, 2025, there was a long-term capital gain distribution of $1,390,144 paid.

NOTE 9. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain general indemnification to other parties. The Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund expects the risk of loss to be remote.

NOTE 10. SECTOR RISK

If the Fund's portfolio is overweighted in a certain industry sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector.  For example, to the extent the Fund is overweighted in the technology sector it will be affected by developments affecting the applicable sector.  The sector is subject to changing government regulations that may limit profits and restrict services offered. Companies in this sector also may be significantly affected by intense competition. In addition, technology products may be subject to rapid obsolescence.

NOTE 11. MARKET RISK

Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Fund and its investments and may impair market liquidity, thereby increasing liquidity risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

NOTE 12. SUBSEQUENT EVENTS

On December 18, 2025, the Fund paid a long-term capital gain distribution of $5.36 per share and a short-term capital gain distribution of $2.04 per share to shareholder of record as of December 18, 2025 totaling $2,539,310 and $970,096, respectively. Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no further events requiring disclosure or adjustment.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of TANAKA Growth Fund and Board of Directors of TANAKA Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of TANAKA Funds, Inc. comprising TANAKA Growth Fund (the “Fund”) as of November 30, 2025, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2025, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2025, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2021. In addition, we served as the Fund’s auditor for fiscal years ended 1998 through 2005.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin January 28, 2026

TANAKA Growth Fund

Additional Information

November 30, 2025 (Unaudited)

The Fund’s Statement of Additional Information (SAI) includes additional information about the Directors and Officers and is available, without charge, upon request. You may call toll-free 1-877-4TANAKA to request a copy of the SAI or to make shareholder inquiries.

INVESTMENT ADVISORY AGREEMENT RENEWAL

At a meeting held on December 12, 2025, the Board considered the renewal of the Investment Advisory Agreement between the Fund and Tanaka Capital Management, Inc. (the “IA Agreement”). The Board began its review of the IA Agreement and discussed the Board’s responsibilities and considerations when reviewing the Agreement. Independent Counsel (“Counsel”) advised the Board that there are five factors set forth by the SEC as minimum considerations, each of which must be visited when considering the renewal of the IA Agreement. Counsel guided the Board through each consideration, including: (1) the nature, extent, and quality of the services to be provided by the investment advisor; (2) the investment performance of the fund and the investment advisor; (3) the costs of the services to be provided and profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale for the benefit of fund investors.

In addition to the five factors discussed above, and to further assist the Board in making its determination as to whether the IA Agreement should be renewed, the Board had requested and received the following information: a description of the Advisor’s business and any personnel changes, the Code of Ethics and insider trading policy, and a description of any material legal proceedings or securities enforcement proceedings regarding the Advisor and sub-advisors and their personnel. In addition, the Board requested and received financial statements from the Adviser for relevant periods, a description of the compensation received by the Advisor from the Fund both as aggregate and in relation to fees charged by other advisors to similar funds, information relating to the Advisor’s policies and procedures regarding best execution, trade allocation, and soft dollar arrangements. The materials prepared by the Advisor were provided to the Board in advance of the meeting.

The Board considered the fees charged by the Advisor in light of the services provided to the Fund by the Advisor. After full review of the materials presented and careful consideration, the Board, with the independent Directors separately concurring, agreed that the fees charged by the Advisor were fair and reasonable in light of the services provided to the Fund.

The Board then discussed the nature, extent and quality of the Advisor’s services to the Fund. In particular, the Board noted with approval the Advisor’s commitment to maintaining certain targeted expense ratios for the Fund, its efforts in providing comprehensive and consistent investment management to the Fund, and its efforts to maintain ongoing regulatory compliance for the Fund. The Board noted for the record that it reviewed, on a quarterly basis, performance and management reports relating to the Fund, and those prior reviews were incorporated into the Board’s current considerations.

The Board discussed the Advisors current fee structure and whether such structure would allow the Fund to realize economies of scale as they grow. Accordingly, it would be premature of the Board to consider economies of scale.

The Board next considered the investment performance of the Fund and the Advisor’s performance. The Board generally approved of the Fund’s performance. The Board noted with approval the Advisor’s ongoing efforts to maintain such consistent investment discipline. The Board also noted with approval that although the Adviser’s business was not devoted exclusively to serving the Fund, the Advisor did not appear to realize any extraordinary ancillary benefits or profits deriving from its relationship with the Fund. Further considerations are discussed below.

1. The nature, quality, and extent of services furnished by TANAKA, including:

(a) That the breadth and the quality of investment advisory and other services being provided are satisfactory, as evidenced in part by the performance record of the Fund compared with the performance records of a peer group of comparable funds;

(b) That TANAKA has made significant expenditures in prior years to ensure that it has the systems and highly trained personnel necessary for it to be able to continue to provide quality service to the Fund’s shareholders, including the dedication of substantial resources to TANAKA’s investment and trading departments; and

(c) That the Board is satisfied with the research, portfolio management, and trading services, among others, being provided by TANAKA to the Fund, and has determined that TANAKA is charging fair, reasonable, and competitive fees.

(d) The risks assumed by TANAKA in providing investment advisory services to the Fund including the capital commitments which have been made in the past and which continue to be made by TANAKA to ensure the continuation of the highest quality of service to the Fund is made with the recognition that the Fund’s advisory relationship with TANAKA can be terminated at any time and must be renewed on an annual basis.

2. The fairness of fee arrangements, including:

(a) That upon review of the advisory fee structures of the Fund in comparison with other similar funds, the level of investment advisory fees paid by the Fund is competitive;

(b) That the expense ratio of the Fund is generally competitive;

(c) That TANAKA has contractually agreed to impose expense limitations on the Fund at a cost to TANAKA; and

(d) That the advisory and other fees payable by the Fund to TANAKA are essentially fees which would be similar to those which would have resulted solely from “arm’s-length” bargaining, and may well be lower than fees arrived at solely from such arm’s-length negotiation.

(e) That the fees paid to TANAKA for managing other institutional accounts (such as pension plans) are not lower than the fees paid by similarly-managed funds, and to the extent that the fees of those accounts are lower, the reasons why such accounts are less costly for TANAKA to manage.

(f) The extent to which economies of scale could be realized as a Fund grows in assets and whether the Fund’s fees reflect these economies of scale for the benefit of Fund shareholders.

3. The costs borne by TANAKA in providing advisory services to the Fund and the profitability of TANAKA in light of the estimated profitability analysis which had been provided by TANAKA; and

4. The benefits to TANAKA from serving as the Fund’s Advisor

After full discussion and consideration, and being no further questions or comments from the Board, the contract with the Adviser was renewed for another year.

PROXY VOTING AND QUARTERLY PORTFOLIO SCHEDULE (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30, are available without charge upon request (1) by calling the Fund at 1-877-4TANAKA and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. The Fund’s first and third fiscal quarters end on February 28 and August 31. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room). You may also obtain copies by calling the Fund at 1-877-4TANAKA.

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

The Fund’s Statement of Additional Information includes additional information about the Fund and is available upon request at no charge by calling the Fund.

Item 8.  Changes in and Disagreements with Accountants for Open-End Management Investment Companies. Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies. Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

The information is included as part of the material filed under Item 7 of this Form.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The information is included as part of the material filed under Item 7 of this Form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 13. Portfolio Managers of Closed-End Funds. Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Funds. Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 16. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TANAKA Funds, Inc.

By      /s/ Graham Tanaka

*

       Graham Tanaka, President

Date   January 30, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By     /s/ Graham Tanaka

*

       Graham Tanaka, President

Date  January 30, 2026

By    /s/ Benjamin Bratt

*

       Benjamin Bratt, Chief Financial Officer

Date  January 30, 2026

* Print the name and title of each signing officer under his or her signature.